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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-67005) of Lakehead Pipe Line Partners, L.P. of our report dated January 12, 2001 relating to the financial statement of Lakehead Pipe Line Company, Inc., which appears in the Current Report on
Form 8-K of Lakehead Pipe Line Partners, L.P. dated April 27, 2001.



PricewaterhouseCoopers LLP
Minneapolis, MN
April 27, 2001